Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Acquisitions

7.	Acquisitions
On September 28, 2021, Canon acquired 87.0% of the issued shares of Redlen Technologies Inc. (“Redlen”), a Canada-based company, for the cash consideration of ¥31,640 million, making it a wholly owned subsidiary of Canon.
Redlen possesses advanced technologies of radiation detection and imaging solutions of Cadmium Zinc Telluride (“CZT”) semiconductor detector modules which play an important role in the development of photon-counting CT systems (“PCCT”). This technology will enable Canon to accelerate the development of competitive PCCT systems, and strengthen its CT systems and the medical systems business. In addition, Canon will provide CZT semiconductor detector modules to medical equipment manufacturers around the world, thus helping to strengthen Canon’s medical component business. In this way, Canon will continue to contribute to the advancement of global diagnostic imaging.
The acquisition was accounted for using the acquisition method of accounting. Acquisition-related costs were expensed as incurred and were not material. Prior to the acquisition date, Canon held an investment in Redlen at a value of ¥1,252 million. Using step acquisition accounting, Canon remeasured the acquisition-date carrying value of its previously held equity investment to its fair value of ¥5,223 million using the fair value of Redlen’s issued shares on the acquisition date, which resulted in a gain of approximately ¥3,971 million, recorded in other, net of other income (deductions) in the consolidated statements of income.
The consideration for the acquisition was provisionally valued at the acquisition date based on the Share Purchase Agreement, and subsequently, an adjustment was made to the acquisition price within the measurement period after the acquisition date and determined on December 31, 2021. As a result, the fair value of the previously held equity investment before the acquisition date and the gain on the step acquisition have been adjusted.
The final allocation of the purchase price to the assets acquired and the liabilities assumed on the acquisition date was as follows:

(Millions of yen)
Current assets	4,043
Intangible assets	8,955
Goodwill	28,826
Others	389

Assets acquired	42,213
Liabilities assumed	5,350

Net assets acquired	36,863

The intangible assets acquired are composed by ¥8,929 million of technical assets and ¥26 million of other intangible assets, and are
subject to amortization. The useful life of the technical assets and the other intangible assets are 21 years and 5 years, respectively. The weighted average useful life of the total intangible assets is approximately 21 years.
Goodwill is composed of the synergy effects of merging Redlen and Canon which is not tax deductible. The items is allocated to the Medical Business Unit when conducting the impairment test of goodwill. Net sales and net income of Redlen generated from the acquisition date which is reflected in the consolidated statement of income for the year ended December 31, 2021 was not material.